                                                                    EXHIBIT 10.6

                          VLSI LIBRARIES INCORPORATED

________________________________________________________________________________


                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                March 20, 1996

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1 - Authorization and Sale of Series A Preferred Stock.............. 1

     1.1    Authorization................................................... 1
     1.2    Sale of Series A Preferred Stock................................ 1

SECTION 2 - Closing Date; Delivery.......................................... 1

     2.1    Closing Date.................................................... 1
     2.2    Delivery........................................................ 1

SECTION 3 - Representations and Warranties of the Company................... 1

     3.1    Corporate Organization and Authority............................ 2
     3.2    Capitalization.................................................. 2
     3.3    Subsidiaries.................................................... 2
     3.4    Authorization................................................... 2
     3.5    Validity of Shares.............................................. 3
     3.6    No Conflict with Other Instruments.............................. 3
     3.7    Litigation...................................................... 3
     3.8    Title to Properties, Liens and Encumbrances..................... 3
     3.9    Patents and Other Propriety Rights.............................. 3
     3.10   Company's Contracts............................................. 4
     3.11   No Defaults, Violations or Conflicts............................ 4
     3.12   Private Offering................................................ 4
     3.13   Prior Registration Rights....................................... 5
     3.14   Full Disclosure................................................. 5
     3.15   Business Plan................................................... 5
     3.16   Related-Party Transactions...................................... 5
     3.17   Distributions................................................... 5
     3.18   Employee Compensation Plans..................................... 5
     3.19   Employee Relations.............................................. 6
     3.20   Brokers and Finders............................................. 6
     3.21   Transactions with Affiliates.................................... 6
     3.22   Governmental Consents........................................... 6
     3.23   Environmental Regulations....................................... 6
     3.24   Minute Books.................................................... 6
     3.25   Financial Statements............................................ 6

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
                                                                            ----
     3.26   Absence of Certain Changes......................................  7
     3.27   Tax Returns, Payments and Elections.............................  8
     3.28   Insurance.......................................................  8
     3.29   Permits.........................................................  8
     3.30   Section  83(b) Elections........................................  8
     3.31   Corporate Documents.............................................  8

SECTION 4 - Representations and Warranties of the Purchasers................  9

     4.1    Experience......................................................  9
     4.2    Investment......................................................  9
     4.3    Rule 144........................................................  9
     4.4    No Public Market................................................  9
     4.5    Access to Data..................................................  9
     4.6    Authorization................................................... 10
     4.7    Brokers or Finders.............................................. 10

SECTION 5 - Conditions to Closing of Purchasers............................. 10

     5.1    Presentations and Warranties Correct............................ 10
     5.2    Covenants....................................................... 10
     5.3    Compliance Certificate.......................................... 10
     5.4    Blue Sky........................................................ 10
     5.5    Articles of Incorporation....................................... 10
     5.6    Rights Agreement................................................ 10
     5.7    Opinion of Company's Counsel.................................... 11
     5.8    Minimum Investment.............................................. 11
     5.9    Proprietary Information Agreements.............................. 11
     5.10   Consulting Agreement............................................ 11
     5.11   Co-Sale Agreement............................................... 11
     5.12   Board Representation............................................ 11

SECTION 6 - Conditions to Closing of Company................................ 11

     6.1    Representations................................................. 11
     6.2    Blue Sky........................................................ 11

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
                                                                            ----
     6.3    Articles of Incorporation....................................... 11
     6.4    Covenants....................................................... 11
     6.5    Rights Agreement................................................ 12
     6.6    Co-Sale Agreement............................................... 12
     6.7    Board Representation............................................ 12

SECTION 7 - Affirmative Covenants of the Company............................ 12

     7.1    Financial Information........................................... 12
     7.2    Additional Information.......................................... 12
     7.3    Transfer of Information Rights.................................. 13
     7.4    Termination of Covenants........................................ 13
     7.5    Securities Laws Compliance...................................... 13
     7.6    Confidential Information and Invention Assignment Agreement..... 13
     7.7    Board Representation............................................ 13
     7.8    Vesting of Employee Stock....................................... 14

SECTION 8 - Miscellaneous................................................... 14

     8.1    Governing Law................................................... 14
     8.2    Survival........................................................ 14
     8.3    Successors and Assigns.......................................... 14
     8.4    Entire Agreement, Amendment..................................... 14
     8.5    Notices, etc.................................................... 14
     8.6    Delays or Omissions............................................. 15
     8.7    California Corporate Securities Law............................. 15
     8.8    Expenses........................................................ 15
     8.9    Counterparts.................................................... 15
     8.10   Severability.................................................... 16
     8.11   Titles and Subtitles............................................ 16

EXHIBITS

A.   Schedule of Purchasers
B.   Form of Amended and Restated Articles of Incorporation
C.   Schedule of Exceptions
D.   Holders of Common Stock
E.   Registration Rights Agreement
F.   Compliance Certificate
G.   Form of Opinion of Wilson, Sonsini, Goodrich & Rosati
H-1. Form of Proprietary Information Agreement
H-2. Form of Consulting Agreement
I.   Form of Co-Sale Agreement

                          VLSI LIBRARIES INCORPORATED

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


     This Series A Preferred Stock Purchase Agreement (the "Agreement") is made as of March 20, 1996 by and among VLSI Libraries Incorporated, a California corporation (the "Company"), and the investor listed on Exhibit A to this
                                                        ---------
Agreement (the "Purchasers").

                                   SECTION 1

              Authorization and Sale of Series A Preferred Stock
              --------------------------------------------------

     1.1   Authorization. The Company will authorize the sale and issuance of up
           -------------
to 2,263,799 shares of its Series A Preferred Stock, having the rights, privileges and preferences as set forth in the Amended and Restated Articles of Incorporation (the "Restated Articles") in the form attached to this Agreement as Exhibit B.
   ---------

     1.2   Sale of Series A Preferred Stock. Subject to the terms and conditions
           --------------------------------
of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser, that number of shares of the Company's Series A Preferred Stock (the "Shares" or "Series A Preferred") set forth opposite each Purchaser's name on Exhibit A to this
                                                        ---------
Agreement at a purchase price of $1.5461 per share.

                                   SECTION 2

                            Closing Date; Delivery
                            ----------------------

     2.1   Closing Date. The closing of the purchase and sale of the Shares
           ------------
under this Agreement shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 3:00 p.m., on March 20, 1996, (the "Closing") or at such other time and place upon which the Company and the Purchasers shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

     2.2   Delivery. At the Closing, the Company will deliver to each Purchaser
           --------
a certificate or certificates representing the number of Shares to be purchased by each Purchaser at the Closing, against delivery to the Company by each Purchaser of payment by check or wire transfer of immediately available funds.

                                   SECTION 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

     Except as set forth on Exhibit C attached to this Agreement, the Company
                            ---------
hereby represents and warrants to the Purchasers as follows:

     3.1   Corporate Organization and Authority. The Company is a corporation
           ------------------------------------
duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of California, has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is not qualified to do business as a foreign corporation in any jurisdiction and such qualification is not presently required in any jurisdiction where a failure to so qualify would have a material adverse effect on the Company.

     3.2   Capitalization. Immediately prior to the Closing, the authorized
           --------------
capital stock of the Company shall consist of:

           (a) Preferred Stock.  2,263,799 shares of Preferred Stock, of which
               ---------------
all shares are designated Series A Preferred Stock, none of which shares are issued and outstanding prior to the date hereof. The rights, preferences, privileges and beneficial restrictions on the Series A Preferred Stock of the Company are set forth in the Restated Articles of Incorporation as in effect on the Closing Date. The Company has reserved an aggregate of 2,263,799 shares of its Series A Preferred Stock for issuance hereunder;

           (b) Common Stock.  15,000,000 shares of Common Stock, of which
               ------------
5,029,000 shares are duly and validly issued, fully-paid, nonassessable, outstanding and held by the persons and in the amounts set forth on Exhibit D.
                                                                    ---------
The Company has reserved 2,263,799 shares of Common Stock for issuance upon conversion of the outstanding shares of Series A Preferred Stock. The Company has reserved 1,891,396 shares of Common Stock for issuance to employees and directors of, and consultants to, the Company under the 1993 Stock Option Plan, of which options to purchase 129,000 shares have been exercised, 1,128,532 shares are subject to outstanding options and 633,864 shares remain available for future grant. Except as contemplated by this Agreement there are no other outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     3.3   Subsidiaries. The Company does not presently own, have any investment
           ------------
in, or control, directly or indirectly, any Subsidiaries, associations or other business entities. The Company is not a participant in any joint venture or partnership.

     3.4   Authorization. All corporate action on the part of the Company, its
           -------------
officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the sale, issuance and delivery of the Shares, and of the Common Stock issuable upon conversion of the Shares has been taken, and this Agreement, the Registration Rights Agreement attached hereto as Exhibit E (the "Rights Agreement") and the
                                    ---------
Right of First Refusal and Co-Sale Agreement attached hereto as Exhibit I (the
                                                                ---------
"Co-Sale Agreement"), and entered into with the Purchasers in connection with this Agreement, constitute legally binding valid obligations of the Company enforceable in accordance with their terms.

     3.5   Validity of Shares. The Shares, when issued, sold and delivered in
           ------------------
accordance with the terms and for the consideration expressed in this Agreement shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and nonassessable and free and clear of all liens and encumbrances (other than those, if any, created or imposed by a Purchaser). The Common Stock issuable upon conversion of the Shares has been reserved, and assuming such Common Stock is issued to the Purchasers, upon issuance in accordance with the Restated Articles of Incorporation, shall be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully-paid and non-assessable.

     3.6   No Conflict with Other Instruments. The execution, delivery and
           ----------------------------------
performance of this Agreement, the Rights Agreement and the Co-Sale Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Restated Articles of Incorporation or Bylaws;
(ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to the Company.

     3.7   Litigation. There is no action, proceeding or investigation pending
           ----------
or threatened, to the best of the Company's knowledge, or any basis therefor known to the Company, that questions the validity of this Agreement, the Rights Agreement or the Co-Sale Agreement or the right of the Company to enter into this Agreement, the Rights Agreement or the Co-Sale Agreement, or that would result, either individually or in the aggregate, in any event having a materially adverse effect on the business, properties, prospects or financial condition of the Company, including, without limitation, any action, suit, proceeding or investigation involving the prior employment or consultancy of any of the Company's employees or consultants or their use of any information or techniques alleged to be proprietary to any former employer of any such employee or consultant. There is no judgment, decree or order of any court in effect against the Company, and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company presently intends to initiate.

     3.8   Title to Properties, Liens and Encumbrances. The Company has good and
           -------------------------------------------
marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge.

     3.9   Patents and Other Propriety Rights.
           ----------------------------------

           (a) The Company owns or possesses, has access to or can become licensed on reasonable terms under, all patents, patent applications, trademarks, trade names, licenses, inventions, computer software, technical information and copyrights necessary for the operation of its business as now conducted and as proposed to be conducted by the Company with no known infringement of or conflict with the rights of others (nor, to the best of the Company's knowledge, any basis therefor).

           (b) There are no outstanding options, licenses or agreements of any kind relating to the matters listed in subsection 3.9(a), nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

           (c) The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or any proprietary rights of any other person or entity.

           (d) The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as presently conducted.

           (e) Neither the execution nor delivery of this Agreement, the Rights Agreement or the C-Sale Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

           (f) The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company and the rights to which have not been fully assigned to the Company.

     3.10  Company's Contracts. All of the contracts and agreements with
           -------------------
expected receipts or expenditures in excess of $100,000 or involving a license or grant of rights to or from the Company involving patents, trademarks, copyrights or other proprietary information applicable to the business of the Company outside the normal course of business, to which the Company is a party as of the date of the Closing are listed on Exhibit C. All such contracts and
                                            ---------
agreements are legally binding, valid, and in full force and effect in all material respects, and there is no indication of reduced activity relating to such contract or agreement (other than in the ordinary course of business) by any of the parties to any such contract or agreement.

     3.11  No Defaults, Violations or Conflicts. The Company is not in violation
           ------------------------------------
of any term or provision of its Restated Articles of Incorporation or Bylaws, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment, statute, rule or regulation, or to the Company's knowledge, any decree or order.

     3.12  Private Offering. The Company agrees that neither the Company nor
           ----------------
anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offering to acquire any of the same from, anyone so as to make the sale and issuance of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

     3.13  Prior Registration Rights. Except as provided in the Rights
           -------------------------
Agreement, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     3.14  Full Disclosure. The Company has fully provided the Purchasers with
           ---------------
all the information which the Purchasers have requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Purchasers to make such decision. The representations and warranties of the Company contained in this Agreement, the Rights Agreement and the Co-Sale Agreement, certificates and other documents made or delivered in connection herewith, together with the financial projections of the Company previously delivered to the Purchasers, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading; provided however, that with respect to the financial projections, the Company represents only that the Company reasonably believes there is a reasonable basis for such projections.

     3.15  Business Plan. The Business Plan dated October, 1995, has been
           -------------
prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

      3.16 Related-Party Transactions. No employee, officer or director of the
           --------------------------
Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family or any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

     3.17  Distributions. There has been no declaration or payment by the
           -------------
Company of any dividend, nor any distribution by the Company of any assets of any kind, to any class or series of its capital stock.

     3.18  Employee Compensation Plans. The Company is not party to or bound by
           ---------------------------
any currently effective employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, employee benefit plan subject to the Employee Retirement Income Security Act of 1974, or other employee compensation agreements. Subject to applicable law, the employment of each officer and employee of the Company is terminable at the will of the Company.

     3.19  Employee Relations. The Company believes its relations with its
           ------------------
employees are satisfactory. The Company's employees are not represented by any labor unions nor, to the Company's knowledge, is any union organization campaign in progress. The Company is not aware that any of its officers or employees intends to terminate employment.

     3.20  Brokers and Finders. The Company has not retained any investment
           -------------------
banker, broker or finder in connection with the transactions contemplated by this Agreement.

     3.21  Transactions with Affiliates. Except for (i) the purchase of shares
           ----------------------------
of the Company's Common Stock and the issuance by the Company of options to purchase shares of the Company's Common Stock, (ii) regular salary payments and fringe benefits under an individual's compensation package with the Company, and
(iii) the issuance and sale of the Shares pursuant to the terms and conditions of this Agreement, none of the officers, employees, directors or other affiliates of the Company are a party to any transactions with the Company. There have been no assumptions or guarantees by the Company of any obligations of such affiliates.

     3.22  Governmental Consents. No consent, approval, order or authorization
           ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within fifteen (15) days after the Closing.

     3.23  Environmental Regulations. Except for failures which will not have a
           -------------------------
material adverse effect on the Company, the Company has met, and continues to meet, all applicable local, state, federal and national environmental regulations and has disposed of its waste products and effluents and/or has caused others to dispose of such waste products and effluents, in accordance with all applicable state, local, federal and national environmental regulations and in such a manner that no harm has resulted or will result to any of its respective employees or properties or to any other person or entities or their properties.

     3.24  Minute Books. The minute books of the Company contain a complete
           ------------
summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     3.25  Financial Statements. The unaudited balance sheets dated September
           --------------------
30, 1994 and September 30, 1995 and related unaudited statements of income for the fiscal years then ended, and the unaudited balance sheet dated January 31, 1996 and related unaudited statements of income for the four months then ended (collectively, the "Financial Statements"), are complete and correct in all material respects, present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and show all material liabilities, absolute or contingent, of the Company required to be recorded therein in accordance with generally accepted accounting principles consistently applied with prior statements as at the date thereof, except that the Financial Statements have been prepared by the Company and have not been audited and are subject to normal year-end audit adjustments, and do not contain footnotes normally associated with year-end financial statements. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to January 31, 1996, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company and (iii) obligations under contracts or arrangements described in Exhibit C hereof. The Company has not had its
                          ---------
historical financial statements audited.

     3.26  Absence of Certain Changes. Since January 31, 1996 and at all times
           --------------------------
up to the Closing, there has not been, nor, so far as reasonably can be foreseen at this time, is there reasonably likely to be, any event or condition of any character which has materially adversely affected, or is likely to affect, the Company's business operations, assets, condition (financial or otherwise), liabilities, earnings or prospects including but not limited to:

           (a) an event that would have a material adverse effect on the business, properties, prospects or financial condition of the Company, or became reasonably foreseeable, and if it were to occur might adversely affect the business, properties, prospects or financial conditions of the Company;

           (b) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

           (c) any waiver by the Company of a valuable right or of a material debt owed to it;

           (d) any material change or amendment to a contract or arrangement by which the Company or any of its assets or properties is bound or subject;

           (e) any damage, destruction or loss to any asset of the Company (whether or not covered by insurance) that, individually or in the aggregate, would have a material adverse effect on the business, properties, prospects or financial condition of the Company;

           (f) any commitment, transaction or other action by the Company other than in the ordinary course of business and consistent with past practice;

           (g) any sale or other disposition of any right, title or interest in or to any assets or properties of the Company or any revenues derived therefrom other than in the ordinary course of business and consistent with past practice;

           (h) (x) any approval or action to put into effect any general increase in any compensation-or benefits payable to any class or group of employees of the Company, any increase in the compensation or benefits payable or to become payable by the Company to any of their directors, officers or any of their employees whose total compensation after such increase would exceed $50,000 per annum (collectively, "Key Employees") or any bonus, service award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Key Employee or
(y) the adoption or amendment in any material respect of any employee benefit plan or compensation commitment or any severance agreement or employment contract to which any Key Employee is a party;

           (i) any creation, incurrence or assumption of any indebtedness for money borrowed by the Company exceeding $100,000;

           (j) any capital expenditures by the Company in excess of $100,000;

           (k) any material change in any accounting principle or method or election for federal income tax purposes used by the Company;

           (l) any authorization, approval, agreement or commitment to do any of the foregoing.

     3.27  Tax Returns, Payments and Elections. To date, the Company filed all
           -----------------------------------
tax returns and reports as required by law. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not made any elections-pursuant to the Internal Revenue Code of 1986, as amended (the "Code") (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

     3.28  Insurance. The Company will use its best efforts to obtain fire and
           ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     3.29  Permits. The Company will use its good faith efforts to obtain all
           -------
franchises, permits, licenses and any similar authority as necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect (financially or otherwise) the business, properties, assets, liabilities or prospects (as contemplated in the Business
Plan) of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted (as contemplated in the Business Plan). The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     3.30  Section 83(b) Elections. To the best of the Company's knowledge, all
           -----------------------
elections and notices required by Section 83(b) of the Code and any analogous provisions of applicable state tax- laws have been timely filed by all individuals who have purchased shares of the Company's Common Stock.

     3.31  Corporate Documents. The Company's Amended and Restated Articles of
           -------------------
Incorporation and Bylaws are in the form previously provided to the Purchasers.

                                   SECTION 4

               Representations and Warranties of the Purchasers
               ------------------------------------------------

     Each Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

     4.1   Experience. Purchaser has substantial experience in evaluating and
           ----------
investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

     4.2   Investment. Purchaser is acquiring the Shares and the underlying
           ----------
Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof Purchaser understands that the Shares and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock.

     4.3   Rule 144. Purchaser acknowledges that the Shares and the underlying
           --------
Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.4   No Public Market. Purchaser understands that no public market now
           ----------------
exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

     4.5   Access to Data. Purchaser and its representatives have met with
           --------------
representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

     4.6   Authorization. This Agreement when executed and delivered by the
           -------------
Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors rights generally and to equitable principles of general applicability.

     4.7   Brokers or Finders. The Company has not incurred, and will not incur,
           ------------------
directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                                   SECTION 5

                      Conditions to Closing of Purchasers
                      -----------------------------------

     Each Purchasers obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

     5.1   Presentations and Warranties Correct. The representations and
           ------------------------------------
warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2   Covenants. All covenants, agreements and conditions contained in this
           ---------
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3   Compliance Certificate. The Company shall have delivered to each
           ----------------------
Purchaser a certificate of the Company in the form attached hereto as Exhibit F, executed by the President of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.4   Blue Sky. The Company shall have obtained all necessary Blue Sky law
           --------
permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     5.5   Articles of Incorporation. The Restated Articles shall have been
           -------------------------
filed with the Secretary of State of the State of California.

     5.6   Rights Agreement. The Company shall have entered into the
           ----------------
Registration Rights Agreement substantially in the form attached hereto as Exhibit E.

     5.7   Opinion of Company's Counsel. At the Closing, the Purchasers shall
           ----------------------------
have received from Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, a favorable opinion addressed to them, dated the Closing Date, in substantially the form attached to this Agreement as Exhibit G.
                                       ---------

     5.8   Minimum Investment. The Purchasers shall have tendered, in the
           ------------------
aggregate, at the Closing consideration of not less than $3,500,000 for purchase of the Shares.

     5.9   Proprietary Information Agreements. Each officer, director and
           ----------------------------------
employee of the Company, shall have entered into a proprietary information agreement in the form of Exhibit H-1 hereto.

     5.10  Consulting Agreement. The consultants of the Company shall each have
           --------------------
executed and delivered to the Company a consulting agreement substantially in the form of Exhibit H-2 hereto.

     5.11  Co-Sale Agreement. Each of the Purchasers and each of Scott T.
           -----------------
Becker, Duane R. Hook, John G. Malecki, Daniel I. Rubin and Mark R. Templeton (collectively, the "Founders") shall have entered into a Co-Sale Agreement in the form attached hereto as Exhibit I.

     5.12  Board Representation.  The Company shall have taken all necessary
           --------------------
corporate action to cause the Board of Directors of the Company to consist of Lucio L. Lanza, Irwin Federman, Mark Templeton, Scott T. Becker and one vacancy effective as of the Closing Date.

                                   SECTION 6

                       Conditions to Closing of Company
                       --------------------------------

     The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

     6.1   Representations. The representations made by each Purchaser in
           ---------------
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

     6.2   Blue Sky. The Company shall have obtained all necessary Blue Sky law
           --------
permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     6.3   Articles of Incorporation. The Restated Articles shall have been
           -------------------------
filed with the Secretary of State of the State of California.

     6.4   Covenants. All covenants, agreements and conditions contained in this
           ---------
Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.5   Rights Agreement. The Purchasers shall have entered into the Rights
           ----------------
Agreement substantially in the form attached hereto as Exhibit E.

     6.6   Co-Sale Agreement. Each of the Purchasers and each of Scott T.
           -----------------
Becker, Duane R. Hook, John G. Malecki, Daniel I. Rubin and Mark R. Templeton (collectively, the "Founders") shall have entered in to a Co-Sale Agreement in the form attached hereto as Exhibit I.

     6.7   Board Representation. The Company shall have taken all necessary
           --------------------
corporate action to cause the Board of Directors of the Company to consist of Lucio L. Lanza, Irwin Federman, Mark Templeton, Scott T. Becker and one vacancy effective as of the Closing Date.


                                   SECTION 7

                     Affirmative Covenants of the Company
                     ------------------------------------

     The Company hereby covenants and agrees as follows:

     7.1   Financial Information. The Company will mail the following reports to
           ---------------------
each Purchaser for so long as such Purchaser is a holder of any Shares purchased by such person pursuant to this Agreement (or Common Stock issued upon conversion of the Shares):

           (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by the Company's independent public accountants.

           (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company's Common Stock.

     7.2   Additional Information.  For so long as Purchaser holds not less
           ----------------------
than 255,000 Shares (or an equivalent number of shares consisting of the Shares or Common Stock issued upon conversion of the Shares), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail the following reports to such Purchaser:

           (a) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statement of cash flows of the Company and its subsidiaries for such period, and for the accepted accounting principles, all in reasonable detail and signed, subject to charges resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

           (b) As soon as practicable, but in any event prior to the end of each fiscal year, a budget for the next fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

           (c) For so long as a Purchaser is eligible to receive reports under this Section 7.2, it shall also have the right, at its expense, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to contain confidential information.

     7.3   Transfer of Information Rights.  The information rights set forth in
           ------------------------------
Sections 7.1 and 7.2 may be transferred in any nonpublic transfer of Shares (or Shares of Common Stock issued upon conversion of the Shares), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 7.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 255,000 Shares (or an equivalent number of shares consisting of the Shares or Common Stock issued upon conversion of the Shares, as appropriately adjusted
for stock splits and the like).   In the event that the Company reasonably
determines that provision of information to a transferee pursuant to this
Section 7.3 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

     7.4   Termination of Covenants.  The covenants set forth in Sections 7.1
           ------------------------
and 7.2 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

     7.5   Securities Laws Compliance.  The Company shall within fifteen days of
           --------------------------
the Closing file a notice of the sale of the Shares to the Purchasers pursuant to Section 25102(f) of the California Corporations Code.

     7.6   Confidential Information and Invention Assignment Agreement.  The
           -----------------------------------------------------------
Company shall require all of its current and future officers and each employee with access to confidential information regarding the Company's operations, to execute and deliver a Confidential Information and Invention Assignment Agreement in substantially the form attached as Exhibit H-1 hereto.
                                                -----------

     7.7   Board Representation.     Effective as of the Closing Date, the Board
           --------------------
of Directors shall consist of (i) Mark R. Templeton and Scott T. Becker, representing the holders of Common Stock; (ii) Lucio L. Lanza and Irwin Federman, representing the holders of Series A Preferred Stock; and (iii) one vacancy to be filled by the Board of Directors as soon as possible after the Closing with an individual with relevant industry experience.

     7.8   Vesting of Employee Stock.  Unless otherwise approved by the Board of
           -------------------------
Directors, any stock granted to employees of or consultants to the Company as part of the 633,864 shares (and such other shares as may be returned to the Plan) of Common Stock remaining available for grant under the Company's 1993 Stock Option Plan shall be subject to the Company's standard vesting provisions, which allows for a four-year term with 6.25% of the total shares or options vesting each quarter following the grant, provided, however, that the option may not be exercised prior to the first anniversary of the vesting date.

                                   SECTION 8

                                 Miscellaneous
                                 -------------

     8.1   Governing Law.  This Agreement shall be governed in all respects by
           -------------
the laws of the State of California in the United States of America without giving effect to the conflicts of laws principles thereof.

     8.2   Survival.  The representations, warranties, covenants and agreements
           --------
made in this Agreement shall survive the closing of the transactions contemplated hereby, and shall in no way be affected by any investigation of the subject matter hereof made by or on behalf of the Purchasers or the Company.

     8.3   Successors and Assigns.  Except as otherwise provided in this
           ----------------------
Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

     8.4   Entire Agreement, Amendment.  This Agreement and the other documents
           ---------------------------
delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

     8.5   Notices, etc.  All notices and other communications required or
           -------------
permitted under this Agreement shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on Exhibit A, or, at
                                                            ---------
such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     8.6   Delays or Omissions.  Except as expressly provided in this Agreement,
           -------------------
no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval 'of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     8.7   California Corporate Securities Law.  THE SALE OF THE SECURITIES
           -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     8.8   Expenses.  The Company and the Purchasers shall each bear their own
           --------
expenses incurred on their behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, that if the transactions are consummated, the Company will pay the reasonable fees and expenses of Venture Law Group up to a maximum of $10,000 upon presentation of an itemized invoice therefor.

     8.9   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     8.10  Severability.  In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.11  Titles and Subtitles.  The titles and subtitles used in this
           -------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     The foregoing agreement is hereby executed as of the date first above written.


"COMPANY"                     "PURCHASERS"

VLSI LIBRARIES INCORPORATED,        U.S. VENTURE PARTNERS IV, L.P.
a California corporation            By Presidio Management Group IV, L.P.
                                    Its General Partner


By: /s/ Mark R. Templeton           By /s/ Michael P. Maher
    ---------------------------        ----------------------------
   Mark R. Templeton, President        Michael P. Maher
                                       Attorney-in-Fact

                                    SECOND VENTURES II, L.P.
                                    By Presidio Management Group IV, L.P.
                                    Its General Partner



                                    By /s/ Michael P. Maher
                                       ----------------------------
                                       Michael P. Maher
                                       Attorney-in-Fact

                                    USVP ENTREPRENEUR PARTNERS II, L.P.
                                    A Delaware Limited Partnership
                                    By Presidio Management Group IV, L.P.
                                    Its General Partner

                                    By /s/ Michael P. Maher
                                       -----------------------------
                                           Michael P. Maher
                                           Attorney-in-Fact

                                    2180 ASSOCIATES FUND
                                    By  Michael P. Maher, Attorney-In-Fact



                                    By /s/ Michael P. Maher
                                       -------------------------------

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF PURCHASERS
                             ----------------------

                                         NO. OF SHARES
        PURCHASER                       TO BE PURCHASED  PURCHASE PRICE
--------------------------------------------------------------------------
U.S. VENTURE PARTNERS IV, L.P.               1,951,395   $3,017,051.81
c/o U.S. Venture Partners
2180 Sand Hill Road
Suite 300
Menlo Park, CA  94025
Attention:  Lucio Lanza

SECOND VENTURES II, L.P.                       237,699      367,506.42
c/o U.S. Venture Partners
2180 Sand Hill Road
Suite 300
Menlo Park, CA  94025
Attention:  Lucio Lanza

USVP ENTREPRENEUR PARTNERS II, L.P.             67,914      105,001.84
c/o U.S. Venture Partners
2180 Sand Hill Road
Suite 300
Menlo Park, CA  94025
Attention:  Lucio Lanza

2180 ASSOCIATES FUND                             6,791       10,499.57
c/o U.S. Venture Partners
2180 Sand Hill Road
Suite 300
Menlo Park, CA  94025
Attention:  Lucio Lanza
                                             ---------     -----------
           TOTAL                             2,263,799   $3,500,059.64
